Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)
Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2018-D, Asset-Backed Notes – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool 2018-D 083118 Indicative.xlsx,” provided by the Company on September 4, 2018, containing information related to 5,646 automobile retail installment sale contracts (“Receivables”) as of August 31, 2018 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

●	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Receivable File. The Company indicated that the absence of any of the specified documents in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

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Attribute	Receivable File
Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #27, refer to discussion in the “Vehicle Model” procedure below.

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #27, the Vehicle Make and Vehicle Model stated in the Data File were “RAM” and “1500,” respectively. The Vehicle Make and Vehicle Model stated in the Installment Sale Contract were “Dodge” and “RAM 1500,” respectively. The Company instructed us to consider the information to be in agreement given the establishment of the RAM brand in 2010 as a spin-off from the Dodge brand. For Sample Receivable #28, the Vehicle Model stated in the Data File was “Outlander.” The Vehicle Model stated in the Installment Contract was “Out SPT.” The Company informed us that “Out SPT” was an acceptable abbreviation for “Outlander.” As such, this was not considered an exception.

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

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There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Receivable Files furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
September 24, 2018

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Exhibit A

The Sample Receivables
Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]

1	2018D001	51	2018D051	101	2018D101
2	2018D002	52	2018D052	102	2018D102
3	2018D003	53	2018D053	103	2018D103
4	2018D004	54	2018D054	104	2018D104
5	2018D005	55	2018D055	105	2018D105
6	2018D006	56	2018D056	106	2018D106
7	2018D007	57	2018D057	107	2018D107
8	2018D008	58	2018D058	108	2018D108
9	2018D009	59	2018D059	109	2018D109
10	2018D010	60	2018D060	110	2018D110
11	2018D011	61	2018D061	111	2018D111
12	2018D012	62	2018D062	112	2018D112
13	2018D013	63	2018D063	113	2018D113
14	2018D014	64	2018D064	114	2018D114
15	2018D015	65	2018D065	115	2018D115
16	2018D016	66	2018D066	116	2018D116
17	2018D017	67	2018D067	117	2018D117
18	2018D018	68	2018D068	118	2018D118
19	2018D019	69	2018D069	119	2018D119
20	2018D020	70	2018D070	120	2018D120
21	2018D021	71	2018D071	121	2018D121
22	2018D022	72	2018D072	122	2018D122
23	2018D023	73	2018D073	123	2018D123
24	2018D024	74	2018D074	124	2018D124
25	2018D025	75	2018D075	125	2018D125
26	2018D026	76	2018D076	126	2018D126
27	2018D027	77	2018D077	127	2018D127
28	2018D028	78	2018D078	128	2018D128
29	2018D029	79	2018D079	129	2018D129
30	2018D030	80	2018D080	130	2018D130
31	2018D031	81	2018D081	131	2018D131
32	2018D032	82	2018D082	132	2018D132
33	2018D033	83	2018D083	133	2018D133
34	2018D034	84	2018D084	134	2018D134
35	2018D035	85	2018D085	135	2018D135
36	2018D036	86	2018D086	136	2018D136
37	2018D037	87	2018D087	137	2018D137
38	2018D038	88	2018D088	138	2018D138
39	2018D039	89	2018D089	139	2018D139
40	2018D040	90	2018D090	140	2018D140
41	2018D041	91	2018D091	141	2018D141
42	2018D042	92	2018D092	142	2018D142
43	2018D043	93	2018D093	143	2018D143
44	2018D044	94	2018D094	144	2018D144
45	2018D045	95	2018D095	145	2018D145
46	2018D046	96	2018D096	146	2018D146
47	2018D047	97	2018D097	147	2018D147
48	2018D048	98	2018D098	148	2018D148
49	2018D049	99	2018D099	149	2018D149
50	2018D050	100	2018D100	150	2018D150

____________________

1 The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

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Exhibit B

Exception List
Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
76	2018D076	Vehicle Model	Pacifica	Town & Country

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